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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 5, 2001


                          POTTERS FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             OHIO                       0-27980              34-1817924
-------------------------------  ---------------------  -----------------------
(State or other jurisdiction of  (Commission File No.)  (IRS Employer I.D. No.)
        incorporation)



                    519 Broadway, East Liverpool, Ohio 43920
                    -----------------------------------------
              (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:        (330) 385-0770
                                                    ----------------------------



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ITEM 5.  OTHER EVENTS.

         On September 5, 2001, Potters Financial Corporation ("PFC"), an Ohio corporation, Potters Bank, a savings bank chartered under the laws of the State of Ohio and wholly-owned subsidiary of PFC ("Potters"), United Community Financial Corp. ("UCFC"), an Ohio corporation, The Home Loan Savings and Loan Company of Youngstown, an Ohio chartered savings and loan association and wholly-owned subsidiary of UCFC ("Home Loan"), entered into an Agreement and Plan of Merger (the "Agreement"), which sets forth the terms and conditions under which a subsidiary of UCFC to be formed ("Merger Sub") will merge with and into PFC, PFC will be liquidated and its assets and liabilities transferred to UCFC, and Potters will be merged with and into Home Loan.

         The Agreement provides that upon consummation of the merger of the Merger Sub with and into PFC, and subject to certain further terms, conditions, limitations and procedures set forth in the Agreement, each common share of PFC ("PFC Common Shares") outstanding immediately prior to the effective time of the Merger shall be cancelled and extinguished. Each of such shares (other than (i) shares as to which dissenters' rights have been asserted in accordance with Ohio law and (ii) any shares held by PFC, including treasury shares, or UCFC or any of their respective wholly-owned subsidiaries) shall, by virtue of the Merger, and without any further action by the holder thereof, be converted into and represent the right to receive cash in the amount of $22.00.

         Consummation of the Merger is subject to the approval of the shareholders of PFC and the receipt of all required regulatory approvals, as well as other customary conditions.

         The Agreement and the press release issued by PFC and UCFC on September 6, 2001, regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement.

         PFC will be filing relevant documents concerning the Merger with the Securities and Exchange Commission ("SEC"). WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov. In addition, documents filed with the SEC by PFC will be available free of charge from the Secretary of PFC at 519 Broadway, East Liverpool, Ohio, telephone number 330-385-0770. INVESTORS SHOULD READ THE PFC PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

         PFC and UCFC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the Merger. INFORMATION ABOUT THE PARTICIPANTS MAY BE OBTAINED FROM THE RESPECTIVE COMPANIES.

         This Form 8-K does not constitute an offer of any securities for sale.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) and (b).  Not applicable.

                  (c)      Exhibits.

                           See Index to Exhibits.


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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            POTTERS FINANCIAL CORPORATION



                                            By: /s/ Edward L. Baumgardner
                                                -------------------------------
                                                Edward L. Baumgardner, President


Date:  September 6, 2001

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INDEX TO EXHIBITS
-----------------


      Exhibit Number                                    Description
      --------------                                    -----------

              2                Agreement and Plan of Merger, dated September 5, 2001, by and among
                               Potters Financial Corporation, Potters Bank, United Community Financial
                               Corp. and The Home Savings and Loan Company of Youngstown, Ohio

             99                News Release dated September 6, 2001


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